                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                       PEOPLES OHIO FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)


       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

        2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ------------------------------------------------------------------------

        4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

        5) Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:______________________________________________

        2) Form, Schedule or Registration Statement No.:________________________

        3) Filing Party:________________________________________________________

        4) Date Filed:_______________________

                       PEOPLES OHIO FINANCIAL CORPORATION
                             635 SOUTH MARKET STREET
                                TROY, OHIO 45373
                                 (937) 339-5000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 28, 2003

         The Annual Meeting of Shareholders of Peoples Ohio Financial Corporation (the "Company") will be held at Edison Community College located at 1973 Edison Drive, Piqua, Ohio on Tuesday, October 28, 2003, at 3:00 p.m. to consider and act on the following matters:

         1. Election of three Directors for two-year terms expiring in 2005.

         2. Ratify the selection of BKD, LLP as independent auditors of the Company for the year ending June 30, 2004.

         3. Conduct such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on September 15, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

         A copy of the Company's Annual Report which includes financial statements for the fiscal year ended June 30, 2003, is enclosed.

                                       By Order of the Board of Directors


                                       Linda A. Daniel
                                       Secretary

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTPAID ENVELOPE.




Troy, Ohio                                                   September 26, 2003

                       PEOPLES OHIO FINANCIAL CORPORATION
                             635 SOUTH MARKET STREET
                                TROY, OHIO 45373

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS


                                     GENERAL


          We are sending you this Proxy Statement and the enclosed proxy card because the Board of Directors of Peoples Ohio Financial Corporation (the "Company" "we" or "us") is soliciting your proxy to vote at the 2003 Annual Meeting of Shareholders (the "Annual Meeting"). This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting.

          You are invited to attend our Annual Meeting on October 28, 2003 beginning at 3:00 p.m., local time. The Annual Meeting will be held at Edison Community College, 1973 Edison Drive, Piqua, Ohio.

          This Proxy Statement and the enclosed form of proxy is expected to be mailed to shareholders on or about September 26, 2003.


                             SOLICITATION AND VOTING


SHAREHOLDERS ENTITLED TO VOTE

          Holders of record of common stock of the Company at the close of business on September 15, 2003 (the "Record Date") are entitled to vote at the Annual Meeting. Each share of common stock of the Company is entitled to one vote.

          Pursuant to the Company's Amended and Restated Code of Regulations, shareholders are not entitled to cumulate their votes for the election of directors.

          As of the Record Date, the Company had 7,372,919 common shares issued and outstanding.

VOTING PROCEDURES

          Unless you hold your shares in the Company's Employee Stock ownership Plan and Trust ("ESOP"), you can vote on matters to come before the Annual Meeting in one of two ways:

               -    you can come to the Annual Meeting and cast your vote there;
                    or

               - you can vote by signing and returning the enclosed proxy card. If you do so, the individuals named as proxies on the card will vote your shares in the manner you indicate.

         You may also choose to vote for all of the nominees for Director and each proposal by simply signing, dating and returning the enclosed proxy card without further direction. All signed and returned proxies that contain no direction as to vote will be voted FOR each of the nominees for Director and FOR each of the proposals.

          If you plan to attend the Annual Meeting and vote in person, you should request a ballot when you arrive. HOWEVER, IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, BANK OR OTHER NOMINEE, THE INSPECTOR OF ELECTION WILL REQUIRE YOU TO PRESENT A POWER OF ATTORNEY OR PROXY IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE FOR YOU TO VOTE SUCH SHARES AT THE ANNUAL MEETING. Please contact your broker, bank or nominee.

VOTING PROCEDURES FOR SHARES IN THE COMPANY'S ESOP


         If you participate in the Company's ESOP, please return your proxy card in the enclosed envelope on a timely basis to ensure that your proxy is voted. If you own or are entitled to give voting instructions for shares in the ESOP and do not vote your shares or give voting instructions, generally, the plan trustee will vote your shares in the same proportion as the shares for all plan participants for which voting instructions have been received. Holders of shares in the ESOP will not be permitted to vote such shares at the Annual Meeting, but their attendance is encouraged and welcome.

REQUIRED VOTE

          The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non vote" occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker, bank or nominee does not have discretionary authority to vote and has not received instructions from the beneficial owner.

          Once a quorum is achieved, a plurality of votes cast is all that is necessary for the election of Directors. Abstentions and broker "non votes" will not be counted as votes either "for" or "against" any director. As to ratification of BKD, LLP and all other matters that may come before the Annual Meeting, the affirmative vote of a majority of votes cast is necessary for the approval of such matters. Abstentions and broker "non votes" are again not counted for purposes of approving the matter or any other matters coming before the Annual Meeting.

REVOKING A PROXY

          If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy at any time prior to its exercise by:

               -    sending in another proxy with a later date;

               - providing written notification of the revocation to the Company's Secretary in writing at Peoples Ohio Financial Corporation, 635 South Market Street, Troy, Ohio, 45373; or

               - appearing in person at the Annual Meeting and revoking the proxy.

          If you choose to revoke your proxy by attending the Annual Meeting, you must vote in accordance with the rules for voting at the Annual Meeting. Attending the Annual Meeting alone will not constitute revocation of a proxy.

COST OF PROXY SOLICITATION

          We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, mail or telegram. We do not intend to engage a proxy solicitation firm to assist us in the distribution and solicitation of proxies. The Company will also request persons, firms and corporations holding shares in their names for other beneficial owners to send proxy materials to such beneficial owners. The Company will reimburse these persons for their expenses.

INSPECTOR OF ELECTION


         Your proxy returned in the enclosed envelope will be delivered to the Company's transfer agent, Registrar and Transfer Company ("R&T"). The Board of Directors has designated R&T to act as inspectors of election and to tabulate the votes at the Annual Meeting. R&T is not otherwise employed by, or a Director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.


OTHER MATTERS


         The Company recently received a letter from a shareholder notifying the Company that he intends to submit a proposal from the floor at the Annual Meeting relating to the amount of annual dividends. The Company was not required to include this proposal in this Proxy Statement under the rules and regulations of the Securities and Exchange Commission. If the foregoing proposal is properly presented at the Annual Meeting, the proxy-holders intend to utilize the discretionary authority conferred by the proxies submitted pursuant to this solicitation to vote against the proposal.


         Except as otherwise described above, the Board of Directors is not aware of any other matters to come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, or any adjournment thereof, including matters relating to the conduct of the Annual Meeting, it is intended that the shares represented by properly-executed proxies will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.


                            GOVERNANCE OF THE COMPANY


COMPOSITION OF THE BOARD OF DIRECTORS

         During 2002, the Board of Directors met as the Company's Board of Directors 8 times. In addition, the Board of Directors has authorized three Committees to manage distinct matters of the Company. These Committees are the Audit Committee, the Compensation Committee and Corporate Governance Committee. Membership on each of the Committees, and the number of Committee and Board meetings held for the fiscal year ending June 30, 2003, is set forth in the table below. All of our Directors attended 75 percent or more of the meetings of the Board and the Board Committees on which they served in fiscal year 2003.


                                                                          CORPORATE
                                                     BOARD     AUDIT     COMPENSATION      GOVERNANCE
                       NAME
----------------------------------------            -------    ------    -------------     ----------
Cooper- Chairman of the Board                          X         X            X
Klockner                                               X         X                              X
McGraw                                                 X                                        X
Robinson                                               X                      X
Scott                                                  X                                        X
Wilcox                                                 X         X            X
Meetings during fiscal year 2003                       8         4            3                 1

THE AUDIT COMMITTEE

          The Audit Committee is responsible for recommending the annual appointment of the public accounting firm to be our outside auditors, subject to approval of the Board of Directors and shareholders. The Committee is responsible for the following tasks:

               -    maintaining a liaison with the outside auditors;

               -    reviewing the adequacy of internal controls;

               - reviewing with management and outside auditors financial disclosures of the Company; and

               - reviewing any material changes in accounting principles or practices used in preparing statements.

THE COMPENSATION COMMITTEE

          The Compensation Committee is responsible for establishing annual and long-term performance goals for the Chief Executive Officer (Mr. Scott) and also approves the Chief Executive Officer's salary and other incentive compensation. The Committee's functions include:

               - awarding shares or options under the Company's stock option plan;

               - determining compensation to be paid pursuant to the Company's incentive plan; and

               - publishing an annual Executive Compensation Committee Report for the shareholders.

          The Committee is aided in performing these functions by the counsel of members of the Company's Compensation Committee.

CORPORATE GOVERNANCE COMMITTEE

         The Corporate Governance Committee is responsible for both nominating Directors and corporate governance functions. The Committee's functions include:

               - overseeing the composition, structure and evaluation of the Board and its committees;

               - developing and recommending corporate governance principals, codes of conduct and compliance mechanisms for Board approval;

               - developing criteria for selecting qualified Director candidates; and

               - recommending to the Board qualified candidates for election as Directors and to serve on Board Committees.

DIRECTORS' COMPENSATION

          The Directors and Chairman of the Company received $3,000 and $4,000, respectively, for serving on the Company's Board of Directors during fiscal year 2003. In addition, Company directors who are not also employees of the Company or Bank ("Outside Directors") receive $500 per Company committee meeting or Company Board meeting attended. Those Directors who also serve on the Bank's Board of Directors received $10,000 for serving in such capacity during 2003. In addition, Outside Directors receive $300 per Bank committee meeting or Bank Board meeting attended. The Company also maintains a Stock-Based Incentive Plan for Directors.

          STOCK-BASED INCENTIVE PLAN. The Company maintains the Stock Based Incentive Plan for both Directors and employees, which vest and become exercisable over three years (prior to 2003, options granted were fully exercisable on the date of grant). Under the plan, when available, each non-employee Director shall be granted 3,000 common shares annually.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that all Directors and Executives of the Company filed all reports required on a timely basis pursuant to Section 16 of the Securities Exchange Act of 1934.


                        PRINCIPAL HOLDERS OF COMMON STOCK


         The following table sets forth information with respect to ownership of the common stock of the Company by any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Company to be the beneficial owner of more than 5% of the outstanding common stock. The information in the following chart comes from the stock ledger of the Company and any required ownership reports received by the Company as of the Record Date and is believed to be accurate.

                                    Amount and
Name and Address                 Nature of Beneficial             Percent
of Beneficial Owner                 Ownership(1)                 of Class
-------------------              --------------------            --------


E. Joseph Lowe                        698,052                     9.47%
901 N. Miami Avenue
Miami, Fl. 33136

Ronald B. Scott                       499,043(2)                  6.45%
194 Littlejohn Road
Troy, Ohio 45373

G. Joseph Reardon                     419,226(3)                  5.67%
10 Colony Park Drive
Troy, Ohio 45373


(1) Except as otherwise noted, all beneficial ownership is direct and each beneficial owner exercised sole voting and investment power over the shares.

(2) Rule 13d-3(d)(1) under the Securities Exchange Act of 1934 requires the inclusion in "beneficial ownership" of shares of common stock which may be acquired by the exercise of options, within 60 days. President Scott has immediately exercisable options to acquire 368,650 shares, which amount is included in his holdings.

(3) 139,516 of these shares are held by Mr. Reardon's spouse. Mr. Reardon disclaims beneficial ownership of these shares. Rule 13d - 3(d)(1) under the Securities Exchange Act of 1934 requires the inclusion in "beneficial ownership" of shares of common stock which may be acquired by the exercise of options, within 60 days. Mr. Reardon has immediately exercisable options to acquire 24,844 shares, which amount is included in his holdings.


                          ITEM 1. ELECTION OF DIRECTORS


         The Company's Amended and Restated Code of Regulations ("Code of Regulations") provides that the Board of Directors shall be composed of six members and shall be divided into two classes. The members of each class are elected for a term of two years. One class is elected annually.

         Three Directors will be elected at the Annual Meeting to serve two-year terms and until their successors are elected and qualified. The Board of Directors serving as the Nominating Committee has nominated the following current Directors:

                                 Thomas Robinson
                                  Donald Cooper
                                Richard Klockner

         There are no arrangements known to management between the persons named and any other person pursuant to which such nominees were selected. The Board of Directors will not consider nominees recommended by shareholders unless such nomination is made directly by the shareholders in accordance with the procedures provided in the Company's Code of Regulations. The Company's Code of Regulations provides that candidates for Directors at an annual meeting may be nominated by any shareholder by filing the names of such candidates with the Secretary of the Company at least sixty days prior to the first anniversary of the most recent annual meeting held for election of directors; provided, however, that if the annual meeting for the election of directors in any year is not held on or before the thirty first day following such anniversary, then written notice must be received within a reasonable time prior to the date of such annual meeting.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
                  THE ABOVE NOMINEES FOR DIRECTOR UNDER ITEM 1.

         The persons named in the enclosed proxy intend to vote for the election of named nominees, unless the proxy is marked by the shareholder to the contrary. If any nominee is unable to serve, all valid proxies will be voted for the election of such substitutes as the Board of Directors may recommend. The Board knows of no reason why any nominee might be unavailable to serve.

                    NOMINEES WHOSE TERMS WILL EXPIRE IN 2005

        NAME AND AGE AS OF                 POSITION, PRINCIPAL OCCUPATION,
        THE ANNUAL MEETING               BUSINESS EXPERIENCE AND DIRECTORSHIP
        ------------------               ------------------------------------

Thomas E. Robinson             72      THOMAS E. ROBINSON has been a director of
                                       the Bank since 1996. He is a retired
                                       executive. Mr. Robinson is active in a
                                       number of charitable boards and
                                       foundations including the Ruth Lyons
                                       Children's Fund, and is a past member of
                                       the Troy Foundation. He is also an
                                       Ambassador for Upper Valley Medical
                                       Center. He served as an Advisory Board
                                       member from 1995 until 1996 when he was
                                       appointed to the full board.

Donald Cooper                  75      DONALD COOPER has been a director of the
                                       Bank since 1989. He is the president of
                                       Captor Corporation, Tipp City, Ohio, a
                                       manufacturer of specialized electronic
                                       components. Mr. Cooper is also a member
                                       of the Tipp City Rotary Club and supports
                                       Tipp City community projects.

Richard W. Klockner            74      RICHARD W. KLOCKNER has been a director
                                       of the Bank since 1996. He is owner and
                                       president of Klockner & Associates, a
                                       civil engineering company located in
                                       Troy. Mr. Klockner is a member of the
                                       Miami County Home Builders Association,
                                       Professional Land Surveyors of Ohio, and
                                       the Ohio Society of Professional
                                       Engineers. He served as an advisory board
                                       member from 1985 until 1996 when he was
                                       appointed to the full board.

                  CONTINUING DIRECTORS WITH TERMS EXPIRING 2006



         NAME AND AGE AS OF               POSITION, PRINCIPAL OCCUPATION,
         THE ANNUAL MEETING             BUSINESS EXPERIENCE AND DIRECTORSHIP
         ------------------             ------------------------------------


William J. McGraw, III         55      WILLIAM J. MCGRAW, III has been a
                                       director of the Bank since 1977. He is an
                                       attorney and president of Dungan &
                                       LeFevre Co., L.P.A., the Troy Ohio Law
                                       firm which represents the Company as
                                       general counsel. Mr. McGraw was past
                                       president of the Troy Area Chamber of
                                       Commerce and the Troy Noon Optimist Club,
                                       and founding chairman of Leadership Troy.
                                       He is a past chairman of the board of
                                       trustees of Upper Valley Medical Centers,
                                       and currently serves as a trustee of the
                                       Troy Development Council. Mr. McGraw also
                                       serves as Secretary and Director of the
                                       Company's service corporation.

Ronald B. Scott                56      RONALD B. SCOTT has been a director of
                                       the Bank since 1991. He has served as
                                       President and Chief Executive Officer of
                                       the Company since December, 1990. He also
                                       serves as President and as a Director of
                                       its service corporation. Mr. Scott has
                                       been employed with the Company since 1987
                                       and previously served as a Senior Vice
                                       President and Chief Financial Officer of
                                       the Company. Mr. Scott is a past Chairman
                                       of the Troy Area Chamber of Commerce. He
                                       currently serves as a Trustee of the Troy
                                       Foundation and Vice President of the Paul
                                       Duke Foundation. He is a member of the
                                       Troy Development Council and is Vice
                                       Chairman of the Tax-Incentive Review
                                       Council of Miami County.

James S. Wilcox                56      JAMES S. WILCOX has been a director of
                                       the Bank since 1996. He is the retired
                                       vice president of finance and chief
                                       financial officer for PMI Food Equipment
                                       Group headquartered in Troy. Mr. Wilcox
                                       is a Trustee of the Miami County YMCA and
                                       also serves on the boards of the Edison
                                       Foundation, MVPS, and Tropitone
                                       Corporation. He served as an Advisory
                                       Board member from 1989 until 1996 when he
                                       was appointed to the full board.

                         ITEM 2 RATIFICATION OF AUDITORS


          The Board of Directors, upon the recommendation of its Audit Committee, has appointed BKD, LLP to serve as our independent auditors for 2004 and is seeking the ratification of the appointment of BKD, LLP by our shareholders.

          Representatives of BKD, LLP will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

FEES

         Aggregate fees for professional services rendered for the Company by BKD, LLP for the years ended June 30, 2003, and 2002, were as follows:

                                       2003              2002
                                     --------          --------

         Audit Fees                  $ 36,830          $ 33,550
         Audit-Related Fees             4,675            30,490
         Tax Fees                       6,065             5,330
         All Other Fees                76,502            70,425
                                     --------          --------
          Total                      $124,072          $139,795
                                     ========          ========

         The Audit Fees for the years ended June 30, 2003, and 2002, were for professional services rendered in connection with the audits of the consolidated financial statements of the Company and assistance with the review of documents filed with the OTS and SEC.

         The Audit-Related Fees for the years ended June 30, 2003, and 2002, were mainly for assurance and related services in connection with quarterly financial information filed with the OTS and SEC.

         Tax Fees for the years ended June 30, 2003, and 2002, were for services related to tax compliance, including the preparation of income tax returns.

         All Other Fees were for services rendered in connection with the Company's internal audit. Pursuant to the Sarbanes-Oxley Act of 2002 and SEC rules promulgated thereunder regarding the provision of non-audit services, the Company's Audit Committee is in the process of engaging another firm to provide services relating to internal audit functions. BKD, LLP did not provide the Company any other services for the years ended June 30, 2003, and 2002.

         While the Board has not yet established pre-approval policies and procedures with respect to engagement of accountants to render audit or non-audit services, all auditing services and non-audit services provided by BKD, LLP, for the year ending June 30, 2003, have been approved by the Audit Committee.

         The Audit Committee of the Board believes that the non-audit services provided by BKD, LLP are compatible with maintaining that firm's independence.

          The affirmative vote of a majority of votes cast on this proposal, without regard to abstentions or broker "non votes," is required for the ratification of the appointment of BKD, LLP.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF
                     THE ABOVE NAMED AUDITORS UNDER ITEM 2.

            SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS,
                 MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND
                 ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP


         The following table indicates, as of the Record Date the number and percentage of outstanding common shares beneficially owned by each Director of the Company, by each nominee for election to the Board of Directors, and by all Directors and executive officers of the Company as a group.

                                                                    Common Stock
                                                                Beneficially Owned(1)
                                                                ------------------

                Name                                         Amount                Percent
                ----                                         ------                -------
         Ronald B. Scott                                    499,043(2)              6.45%
         Thomas E. Robinson                                 357,068(2)              4.84%
         William J. McGraw                                  300,184(2)              4.05%
         Donald Cooper                                      275,978(2)              3.73%
         Richard W. Klockner                                241,756(2)              3.27%
         James S. Wilcox                                    106,848(2)              1.44%

         All directors and executive officers as
         a group                                          1,780,877                22.64%

(1) Except as otherwise noted, all beneficial ownership is direct and each beneficial owner exercised sole voting and investment power over the shares.

(2) Rule 13d-3(d)(1) under the Securities Exchange Act of 1934 requires the inclusion in "beneficial ownership" of shares of common stock which may be acquired by the exercise of options within 60 days. Mr. Cooper has immediately exercisable options to acquire 21,820 shares; Messrs. Klockner and Wilcox have immediately exercisable options to acquire 31,500 shares; Mr. McGraw has immediately exercisable options to acquire 30,820 shares; Mr. Robinson has immediately exercisable options to acquire 7,500 shares; and President Scott has immediately exercisable options to acquire 368,650 shares, all of which amounts are included in their respective holdings. See also "Principal Holders of Common Stock," above.


                               EXECUTIVE OFFICERS


         In addition to the President and Chief Executive Officer, Ronald B. Scott, the Company has the following executive officers:

RICH J. DUTTON, 40, is Vice President, Chief Financial Officer and Treasurer of the Company. Mr. Dutton joined the Company as Vice President and Chief Financial Officer in July 2002. Prior to joining the Company, Mr. Dutton was employed by BKD, LLP (and predecessor firms) for 17 years most recently as the partner in charge of the Firm's Kentucky/Southern Indiana Financial Institution Practice. He was appointed by the Board of Directors as Vice President, Chief Financial Officer and Treasurer of the Company in September 2002.

LINDA A. DANIEL, 55, is Secretary of the Company. Ms. Daniel has also served the Bank as Vice President of Marketing since March 1999. Prior to joining the Bank, Ms. Daniel was employed by Upper Valley Medical Center for 11 years and served as Vice-President of Communications from 1995 to 1999.

                             EXECUTIVE COMPENSATION


          The following table shows, for the years ended June 30, 2003, 2002 and 2001, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and other executive officers ("Named Executive Officers") who accrued salary and bonus in excess of $100,000 in fiscal year 2003.

SUMMARY COMPENSATION TABLE

                                                                            Long Term              All Other
                                              Annual Compensation      Compensation Awards        Compensation
                                              -------------------      -------------------        ------------
   Name and Principal Position
   ---------------------------
                                 Year        Salary($)      Bonus($)           Options               ($)(1)
                                 ----        ---------      --------           -------               ------

 Ronald B. Scott                  2003         $156,000        $50,130         13,500                 $5,083
   President, Chief               2002         $154,836        $86,788         19,295                 $4,869
   Executive Officer              2001          149,872         60,530         29,355                  3,979
   and Director
 Richard J. Dutton                2003          110,000             --          9,000                  9,055
   Vice President, Chief
   Financial Officer and
   Treasurer
 Linda A. Daniel                  2003           84,658         30,000          6,800                  4,470
   Secretary                      2002           79,589         20,508          9,014                  4,025
                                  2001           76,388         18,258         13,000                  1,597

--------------------------

     (1) Represents the value of the allocation at the allocation date to the Employee Stock Ownership Plan account and Bank's matching contribution to 401(k). Also included in "Other Compensation," Mr. Dutton received $9,055 as reimbursement for moving expenses and Ms. Daniel received a $1,000 stipend as Secretary to the Corporation

STOCK OPTIONS GRANTED IN FISCAL YEAR 2003

          The following table sets forth information regarding stock options awarded each of the named executive officers during fiscal year 2003. These grants are also reflected in the summary compensation table. The potential realizable values for the option grants are shown based on compound annual rates of stock price appreciation of 5% and 10% from the grant date to the expiration date. The assumed rates of appreciation are prescribed by the proxy rules administered by the SEC, are for illustration purposes only and they are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects.

                                                                                        Potential realizable value
                                         % of total                                      at assumed annual rate of
                                           options                                       stock price appreciation
                                         granted to        Exercise                           for option term
                           Options      employees in        price        Expiration
                           granted       fiscal 2003      ($/Share)         date          5% ($)          10% ($)
                           -------       -----------      ---------         ----          ------          -------



Ronald B. Scott             13,500          30.00%          $4.125      05/20/13          $35,022           $88,752
Richard J. Dutton            9,000          20.00%           3.43       10/15/12           19,444            49,199
Linda A. Daniel              6,800          15.11%           3.43       10/15/12           14,668            37,172


AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

          This table gives information for options exercised by each of the named executive officers in fiscal 2003 and the value (stock price less exercise price) of the remaining unexercised options held by such officers as of June 30, 2003.

                                                                          Number of securities     Value of unexercised
                                                                         underlying unexercised    in-the-money options
                                                                         options at 6/30/03(#)       at 6/30/03($) (1)

                                 Shares acquired          Value               Exercisable/             Exercisable/
Name                              on exercise(#)      realized ($)           unexercisable             unexercisable
----                              --------------      ------------           -------------             -------------

Ronald B. Scott                    75,298            $231,918               368,650/13,500            $526,905/$1,013
Richard J. Dutton                     -0-                 -0-                    -0-/9,000                  -0-/6,930
Linda A. Daniel                       -0-                 -0-                 23,264/6,800               11,299/5,236

--------------------------

(1) An option is "in-the-money" if the fair value of the underlying shares exceed the market price of the option. The figure represents the value of the unexercised options, determined by multiplying the number of unexercised options by the difference between the exercise price of the option and the $4.20 market price for the common shares on June 30, 2003.

                      REPORT OF THE COMPENSATION COMMITTEE


         The Compensation Committee reviews the compensation levels of the executive officers, including the Chief Executive Officer, each year. The Compensation Committee utilizes independent surveys of compensation of officers in the thrift industry, taking into account comparable asset bases and geographic locations. Based on the foregoing factors, the Compensation Committee establishes the compensation of the Chief Executive Officer and the overall budget for compensation of all other executive officers.

COMPENSATION POLICIES TOWARD EXECUTIVE OFFICERS GENERALLY

         The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that will attract and retain qualified executives and will reward individual performance, initiative and achievement, while enhancing overall corporate performance and shareholder value. The compensation program for executive officers consists of three elements - a base salary component, a performance cash bonus and a grant of stock options.

         The objectives of the performance bonuses are to motivate and reward the executive officers in connection with the accomplishment of annual objectives of the Company, to reinforce a strong performance orientation with differentiation and variability in individual awards based on contribution to annual and long-range business results and to provide a competitive compensation package that will attract, reward and retain individuals of the highest quality. Performance bonuses are granted based upon objectives set by management.

         The objectives of the stock options are to motivate and reward the executive officers based on each individual's contribution to the total performance of the Company and to reinforce a strong performance orientation.

DETERMINATION OF CEO'S COMPENSATION

          Mr. Scott's compensation was based upon an evaluation of his performance by the Company's Compensation Committee, as well as the Company's long-term performance measured by earnings, capital growth, return on assets, return on equity, asset quality and total shareholder return. The Board of Directors also evaluated past stated objectives developed by the Compensation Committee and Mr. Scott and his success in achieving these objectives. These objectives included measuring The Company's performance against its peer group in total shareholder return, return on assets, return on equity, earnings and asset quality of the Company. The Compensation Committee believes that the level of compensation paid to Mr. Scott in 2003 was fair and reasonable when compared with compensation levels in the thrift industry reported in various independent surveys. The compensation earned by Mr. Scott in fiscal 2003 reflects the significant management and leadership responsibilities required of him and the effective manner in which those responsibilities were fulfilled.

                             COMPENSATION COMMITTEE
                               Thomas E. Robinson
                                 James S. Wilcox
                                  Donald Cooper

COMPENSATION COMMITTEE INTERLOCKS

         During the last fiscal year, no member of the Compensation Committee was a current or former executive officer or employee of the Company or had a reportable business relationship with the Company.

                                PERFORMANCE GRAPH


         The following graph and table show the cumulative total return on the Company's (prior to 2002 the Bank's) common shares for the last five fiscal years ended June 30, 2003, compared to the cumulative total return of (i) the SNL Securities All Publicly Traded Thrifts Index, (ii) the Russell 2000 Index and (iii) the SNL Securities Publicly Traded Ohio Thrifts Index.

         The Publicly Traded Ohio Thrifts Index was selected to replace the All Publicly Traded Thrifts Index, which will be removed from performance graphs presented in future years. The Company has determined that the Publicly Traded Ohio Thrifts Index will better reflect the performance of companies with similar market capitalizations within the Company's geographic area.

         Cumulative total return on the shares or the indices equals the total increase in value since June 30, 1998, assuming reinvestment of all dividends paid on the shares or the index, respectively. The graph and table were prepared assuming that $100 was invested at the closing price on June 30, 1998 in the Banks shares and in each of the indices. The shareholder returns shown on the performance graph are not necessarily indicative of the future performance of the Company's shares or of any particular index.


                           [STOCK PERFORMANCE GRAPH]


                               Peoples Ohio Financial                                           Publicly Traded
                               Corporation*                       SNL          Russell 2000      Ohio Thrifts
------------------------------------------------------------------------------------------------------------
    June 30, 1998                    $100.00                    $100.00          $100.00            $100.00
------------------------------------------------------------------------------------------------------------
    June 30, 1999                     230.69                      85.44           140.78              99.47
------------------------------------------------------------------------------------------------------------
    June 30, 2000                     112.43                      69.74           149.18              72.33
------------------------------------------------------------------------------------------------------------
    June 30, 2001                      83.47                     118.48           125.57              78.19
------------------------------------------------------------------------------------------------------------
    June 30, 2002                      94.44                     137.76           101.52              93.67
------------------------------------------------------------------------------------------------------------
    June 30, 2003                     119.31                     155.59            99.94             109.41
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

*Prior to June 30, 2002 financial results are those of the Bank.

                          REPORT OF THE AUDIT COMMITTEE


         The Audit Committee for the year ended June 30, 2003 was comprised of three Directors: Messrs. Wilcox, Cooper, and Klockner. Members of the Company's Audit Committee are considered "independent" under Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit the Company's financial statements. The Board of Directors has adopted a written charter for the Audit Committee, which was included as an Appendix to the Company's 2002 Proxy Statement.


         In connection with the audited financial statements contained in the Company's 2003 Annual Report on Form 10-K for the fiscal year ended June 30, 2003, the Audit Committee reviewed and discussed the audited financial statements with management and BKD, LLP. The Audit Committee discussed with BKD, LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380). The Audit Committee has also received the written disclosures and the letter from BKD, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence.


         Based on its review of the financial statements and its discussions with management and the representative of BKD, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2003, to be filed with the Securities and Exchange Commission.

                                 Audit Committee
                                 James S. Wilcox
                                  Donald Cooper
                               Richard W. Klockner


                         INDEPENDENT PUBLIC ACCOUNTANTS


         BKD, LLP conducted the independent audit of the Company for the year ended June 30, 2003, and the Board of Directors has selected BKD as the independent accountant of the Company for the fiscal year ending June 30, 2004. Management of the Company expects that a representative of BKD will be present at the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions.



                    TRANSACTIONS WITH DIRECTORS AND OFFICERS


         Currently, the Bank makes loans to Directors who are not full-time employees of the Bank and or Company in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable loans to other persons. The Bank also has a policy whereby it will make loans to its full-time employees, including Directors and employees who are full-time employees, at an interest rate that is 1% less than the interest rate charged for comparable loans to other persons. This 1% reduction in interest rate is subject to the condition that the employees sign an agreement that the interest rate will be increased by 1% should the employee's employment with the Bank terminate for any reason.

         The following table sets forth certain information regarding loans made on terms more favorable than those offered to the public to executive officers and Directors of Company whose indebtedness to the Company exceeded $60,000 at any time since July 1, 2002:

                                                                                                  Largest
                                                                                      Rate         balance      Balance at
Name                                          Date                                     of        during year     June 30,
----                    Position           Originated   Loan Type                   Interest    ended 6/30/03      2003
                        --------           ----------   ---------                   --------    -------------   ----------

Ronald B. Scott         President, CEO      11/2/93     Mortgage (Residence)          6.000%     $ 51,030        $ 44,718
                                             8/3/00     Consumer                     12.500%        2,860               -
                                            3/29/01     Equity Line of Credit         3.750%       88,749          59,450
                                            1/31/02     Consumer                      9.500%       15,000               -
Richard J. Dutton       Vice President,      8/9/02     Mortgage (Residence)           5.50%      400,000         393,268
                        Chief Financial      8/9/02     Equity Line of Credit          4.50%       28,162          28,000
                        Officer             1/15/03     Line of Credit                 8.00%            -               -
Linda A. Daniel         Secretary           3/27/98     Mortgage (Residence)          5.650%     $191,195        $180,749
                                            9/28/00     Automobile                    7.500%       16,685          12,387
                                            5/30/01     Equity Line of Credit         3.750%       37,359          37,359
                                            1/15/03     Line of Credit                 8.00%            -               -


         None of the outstanding loans to Directors and executive officers involve more than the normal risk of collectibility or present other unfavorable features, and all are current in their payments.


                           RELATED PARTY TRANSACTIONS


          In fiscal year 2003, Dungan & LeFevre Co., L.P.A., the law firm in which William J. McGraw, a Director of the Company and of the Bank, is an attorney and President, performed legal services related to loan transactions, paid by borrowers of the Bank totaling $17,000, services primarily related to litigation in which the Bank was involved totaling $22,500 and annual retainer and non litigation related services to the Bank and Company totaling $36,000.

          Title Safe Agency, Inc., is a real estate title insurance agency wholly-owned by Dungan & LeFevre. In fiscal year 2003, Title Safe Agency performed services for the Company related to loan transactions, such as title insurance and commitments, title examinations and post-closing services. Borrowers of the Bank paid Title Safe Agency $154,000 for services related to their loan transactions.


                              SHAREHOLDER PROPOSALS


         Any proposal which a shareholder wishes to have included in the Company's proxy materials for the Company's Annual Meeting of shareholders to be held in 2004 must be received at the main office of the Company at 635 South Market Street, Troy, Ohio 45373, no later than June 2, 2004. The Board of Directors will review each proposal so received to determine if it satisfies the criteria established by applicable law for inclusion in the Company's 2004 proxy materials.

         On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934. The amendment to 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which the shareholder has not sought to include in the Company's proxy statement. The amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

         With respect to the Company's 2004 annual meeting of shareholders, if the Company is not provided notice of a shareholder proposal which the shareholder has not previously sought to include in the Company's proxy statement by August 15, 2004, the management proxies will be allowed to use their discretionary authority as outlined above


         PLEASE MARK VOTES                                REVOCABLE PROXY
[X]     AS IN THIS EXAMPLE                       PEOPLES OHIO FINANCIAL CORPORATION                                   WITH- FOR ALL
                                                                                                                  FOR  HOLD  EXCEPT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF                1. The election of three directors  [ ]   [ ]    [ ]
         PEOPLES OHIO FINANCIAL CORPORATION                                      (except as marked to the
                                                                                 contrary below):
         PEOPLES OHIO FINANCIAL CORPORATION
           ANNUAL MEETING OF SHAREHOLDERS                                        THOMAS ROBINSON   DONALD COOPER   RICHARD KLOCKNER
                October 28, 2003

   The undersigned shareholder of Peoples Ohio Financial Corporation (the        INSTRUCTION: TO WITHHOLD AUTHORITY VOTE FOR ANY
"Company") hereby constitutes and appoints Ronald B. Scott, Donald Cooper        INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND
and William J. McGraw, III, or any of them, as the proxy or proxies of the       WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED
undersigned with full power of substitution and resubstitution, to vote at the   BELOW.
Annual Meeting of Shareholders of the Corporation to held at Edison Community
College, 1973 Edison Drive, Piqua, Ohio, on October 28, 2003, at 3:00 p.m.      ---------------------------------------------------
Eastern Time (the "Annual Meeting"), all of the common shares of the Company                                  FOR  AGAINST  ABSTAIN
which the undersigned is entitled to vote at the Annual Meeting, or at any    2. The Board of Directors, upon [ ]    [ ]      [ ]
adjournment thereof, on each of the following proposals, all of which are        the recommendation of its Audit Committee, has
described in the accompanying Prospectus/Proxy Statement:                        appointed BKD, LLP to serve as our independent
                                                                                 auditors for fiscal year ending June 30, 2004 and
                                                                                 is seeking the ratification the of appointment of
                                                                                 BKD, LLP by our shareholders.


                                                                                                              FOR  AGAINST  ABSTAIN
                                                                              3. In their discretion, upon    [ ]    [ ]      [ ]
                                                                                 such other business as may properly come before the
                                                                                 Annual Meeting or any adjournments thereof.

                                                     ----------------------   The Board of Directors recommends a vote "FOR" the
  Please be sure to sign and date                     Date                    proposals listed above.
    this Proxy in the box below.
---------------------------------------------------------------------------   UNLESS THIS PROXY IS REVOKE THE COMMON SHARES
                                                                              REPRESENTED BY THIS PROXY WILL BE VOTED AS
                                                                              DIRECTED. WHERE NO INSTRUCTIONS ARE INDICATED,
                                                                              PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE
                                                                              VOTED IN FAVOR OF THE PROPOSALS STATED ABOVE.
------Shareholder sign above __________ Co-holder (if any) sign above-----

--------------------------------------------------------------------------------

     - DETACH ABOVE CARD, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE. -

                       PEOPLES OHIO FINANCIAL CORPORATION

--------------------------------------------------------------------------------
     Except as otherwise disclosed in the Proxy Statement, the Board of Directors presently knows of no other business to be presented at the Annual Meeting.
     All Proxies previously given by the above signed are hereby revoked. Receipt of the Notice of the Annual Meeting of Shareholders of the Company and of the accompanying Proxy Statement is hereby acknowledged.
    Please sign exactly as your name appears on your Stock
Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.

   PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
                NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

-------------------------------------------

-------------------------------------------

-------------------------------------------